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                                                                    Exhibit 10.7

                PROFESSIONAL SERVICES FEE SUBORDINATION AGREEMENT

            THIS PROFESSIONAL SERVICES FEE SUBORDINATION AGREEMENT (this "Agreement") is entered into as of April 14, 2004 among CITICORP NORTH AMERICA, INC., in its capacity as Administrative Agent for the benefit of Lenders (as defined in the Credit Agreement referred to herein) and Providence Equity Partners IV, Inc., Appelgate & Collatos, Inc. and Richard A. Lumpkin (the "Professionals").

                                    RECITALS

            A. Consolidated Communications Acquisition Texas, Inc. (the "TXU Borrower"), a Delaware corporation and Consolidated Communications, Inc. (the "CCI Borrower"), an Illinois corporation, Citigroup North America, Inc., as Administrative Agent, and certain other Agents and Lenders named therein have entered into a Credit Agreement, dated as of April 14, 2004 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") (terms used without definition herein having the meaning given to such terms by the Credit Agreement);

            B. Professionals are parties to the Professional Services Fee Agreements (as defined in the Credit Agreement) pursuant to which they have agreed to cause the Borrower's to pay certain fees to Professionals or their affiliates;

            C. This Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery thereof is a condition precedent to Lenders' obligations to extend credit under the Loan Documents;

            ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Administrative Agent and the Professionals agree as follows:

            1. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the Credit Agreement is used in this Agreement with the same meaning. As used herein, the following terms have the meanings:

            "Senior Debt" means, whether now or hereafter arising, the Obligations referred to in the Credit Agreement and the Notes, including, without limitation, interest thereon after the commencement of any proceedings under any debtor relief law.

            "Subordinated Debt" means all present and future obligations of any Loan Party with respect to any fee payable by any Loan Party to any Professional or any affiliate of any Professional (other than an affiliate that is a member of the Restricted Group) pursuant to any Professional Services Fee Agreement (as defined in the Credit Agreement).

            2. The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

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            3. Except as expressly set forth herein, no Professional shall accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept, or retain any payment or distribution of any character, whether in cash, securities or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt, until all Senior Debt shall have been paid in full with interest, including, without limitation, interest during any bankruptcy or similar proceeding involving any Loan Party from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without limitation the United States Bankruptcy Code, any rule of law, or bankruptcy procedures to the contrary).

            4. In the event of the institution of and in connection with any proceeding against any Borrower pursuant to any debtor relief law, and unless or until the Senior Debt is paid in full:

            (a) All Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made in respect of any Subordinated Debt;

            (b) Any payment or distribution of any character, whether in cash, securities, or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt shall be paid or delivered directly to the Administrative Agent, for the benefit of the parties to which Senior Debt is owed, until all Senior Debt shall have been paid in full, and each Professional irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators, and others having authority to effect all such payments and deliveries;

            (c) The Administrative Agent, on behalf of the Lenders, may, as attorney-in-fact for each Professional, take such action on behalf of any Professional, and each Professional hereby appoints the Administrative Agent, on behalf of the Lenders, as its attorney-in-fact, to demand, sue for, collect and receive any and all such moneys, dividends, or other assets and give acquittance therefor and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in the name of such Professional as the Administrative Agent may deem necessary or advisable for the enforcement of this Agreement; and

            (d) Each Professional agrees, upon request, to execute and deliver to the Administrative Agent, for the benefit of the Lenders, all such further instruments confirming the authorization referred to in the foregoing clauses (b) and (c) and all such proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Administrative Agent in order to enable the Administrative Agent to enforce all rights of the Lenders and the Administrative Agent hereunder and all claims of the Administrative Agent or any Lender upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by any Professional, the Administrative Agent, for the benefit of the Lenders, is hereby authorized and empowered to execute and perform the same on behalf of such Professional.

            5. In the event any payment or distribution of any character, whether in cash, securities or other property, is received by any Professional in contravention of the terms of this

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Agreement, and before all Senior Debt shall have been paid in full, such payment or distribution shall be held by such Professional, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Administrative Agent for application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full. Each Professional hereby assigns to the Administrative Agent, for the benefit of the Lenders, all its rights to any such payments or distributions, which the Administrative Agent may exercise in the Administrative Agent's name or in the name of the applicable Professional, and agrees to execute such instruments as may be required by the Administrative Agent to enable the Administrative Agent, for the benefit of the Lenders, to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay all Senior Debt in full shall be returned by the Administrative Agent to the applicable Professional.

            6. Notwithstanding anything to the contrary contained in this Agreement, the Loan Parties may pay, and each Professional may accept and retain, payments of professional services fees; provided that such payment is permitted pursuant to Section 6.07(iii) of the Credit Agreement.

            7. The Administrative Agent or the Lenders may, at any time and from time to time, without the consent of or notice to any Professional, without incurring responsibility to any Professional, and without impairing or releasing any of the Administrative Agent's rights, or any of the obligations of any Professional hereunder, (a) change the amount, manner, place or terms of payment of, or change or extend the time of payment of or renew or alter all or any part of, the Senior Debt or amend, modify, supplement or restate, any of the Loan Documents in any manner whatsoever, (b) sell, exchange, release or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any part of the Senior Debt,
(c) release anyone liable in any manner for the payment or collection of all or any part of the Senior Debt, (d) exercise or refrain from exercising any rights against the Loan Parties and others (including the undersigned) and (e) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

            8. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or Lien, any security interests and Liens now or hereafter held by any Professional in any Collateral for the Subordinated Debt shall be released in their entirety and to the extent not released shall be junior and subordinate to any security interests and Liens now or hereafter held by the Administrative Agent, for the benefit of the Lenders, in the same Collateral. So long as the Senior Debt shall remain unpaid, the Administrative Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the Collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of any Professional.

            9. Each Professional represents and warrants, as to itself only, that it is duly organized, validly existing and in good standing under the laws of its state of organization and has the power and authority under the laws of such state and under its articles of incorporation and bylaws or other organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this Agreement have been taken and upon its

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execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any law or its articles of incorporation or bylaws or other organizational documents, or result in any violation of or constitute a default under any agreement by which it or any of its property is bound.

            10. This Agreement is a continuing agreement of subordination and the Lenders may continue to make Loans to or otherwise accept the obligations of the Loan Parties in reliance hereon, without notice to any Professional.

            11. While this Agreement remains in effect, each Professional covenants and agrees that it will not and will not permit its controlled affiliates to take or enjoy the benefit of any security interest to secure the Subordinated Debt.

            12. No amendment, waiver, or discharge to or under this Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of
Section 9.08 of the Credit Agreement. Each Professional hereby waives all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this Agreement, of the making of loans or advances to the Borrowers or any extensions, renewals, or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be governed by and construed according to the laws of the State of New York.

            13. This Agreement shall inure to the benefit of the Administrative Agent, the Issuing Bank, the Lenders and their respective successors and assigns, and the rights under this Agreement may be assigned in accordance with the terms of the Loan Documents in whole or in part in connection with any partial or complete assignment or transfer of the Senior Debt. The Administrative Agent is the Administrative Agent for each Lender, and the Administrative Agent may, without the joinder of any Lender, exercise any and all rights in favor of the Lenders hereunder. The rights of each Lender vis-a-vis the Administrative Agent and each other Lender may be subject to one or more separate agreements between or among such parties, but the Professionals need not inquire about any such agreement or be subject to any terms thereof unless a Professional specifically joins therein; and, consequently, neither the Professionals nor their respective heirs, personal representatives, successors or assigns are entitled to any benefits or provisions of any such separate agreements or are entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof. This Agreement binds the Professionals and their respective successors and assigns, and each Professional will advise each future holder of all or any part of the Subordinated Debt transferred by such Professional that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement.

            14. This Agreement may be executed in a number of identical counterparts, each of which is deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it is not necessary to produce or account for more than one counterpart.

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            15. Subject to the provisions of this Agreement and the rights of the Administrative Agent hereunder, as between the Loan Parties and the Professionals, nothing herein contained shall impair the obligation of the Loan Parties to pay the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Professionals, upon default with respect to the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law.

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            EXECUTED on the date first stated in this Professional Services Fee
Subordination Agreement.

                                    PROVIDENCE EQUITY PARTNERS IV, INC., as
                                          Professional

                                    By: /s/ Mark A. Pelson
                                        ---------------------------------------
                                        Name:  Mark A. Pelson
                                        Title: Managing Director

                                    APPELGATE & COLLATOS, INC., as Professional

                                    By: /s/ Kevin J. Maroni
                                        ---------------------------------------
                                        Name:  Kevin J. Maroni
                                        Title:

                                    RICHARD A. LUMPKIN, as Professional

                                        /s/ Richard A. Lumpkin
                                        ---------------------------------------

                                    CITICORP NORTH AMERICA, INC.,
                                          as Administrative Agent

                                    By: /s/ Caesar Wyszomirski
                                        ---------------------------------------
                                        Name:  Caesar Wyszomirski
                                        Title: Director

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            Each of the undersigned acknowledges that the payment of fees by the undersigned pursuant to the terms of the applicable Professional Fee Services Letter is subject to the terms of this Agreement.

                                    CONSOLIDATED COMMUNICATIONS ACQUISITION
                                    TEXAS, INC.

                                    By: /s/ Robert J. Currey
                                        ---------------------------------------
                                        Name:  Robert J. Currey
                                        Title: President and Chief Executive
                                               Officer

                                    CONSOLIDATED COMMUNICATIONS, INC.

                                    By: /s/ Robert J. Currey
                                        ---------------------------------------
                                        Name:  Robert J. Currey
                                        Title: President and Chief Executive
                                               Officer

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